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                                  EXHIBIT 6.11

           AGREEMENT TO EXTEND TERM OF SECURED PROMISSORY NOTE, DATED
                 APRIL 17, 1996, BY AND BETWEEN THE COMPANY AND
                            TREVOR AND KATE PHILLIPS

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               AGREEMENT TO EXTEND TERM OF SECURED PROMISSORY NOTE

         THIS AGREEMENT ("AGREEMENT") is made this 17th day of April, 1996 by and between KCD HOLDINGS INCORPORATED, a Nevada corporation; KCD INCORPORATED, a California corporation (collectively referred to herein as "Borrower"); and TREVOR AND KATE PHILLIPS (collectively referred to herein as "Lender").

                               W I T N E S S E T H

         WHEREAS, Borrower has previously executed a Secured Promissory Note dated October 17, 1995 (the "Note") in favor of Lender;

         WHEREAS, Borrower and Lender desire to extend the term of the Note from April 17, 1996 to October 17, 1996.

         NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1. The term of the Note is hereby extended to October 17, 1996 from April 17, 1996.

         2. All of the remaining terms and conditions of the Note shall remain in full force and effect and shall not be affected by this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement.


                                    KCD HOLDINGS INCORPORATED


                                    By:
                                             ----------------------------
                                             Bonnie Richards, President

                                    KCD INCORPORATED


                                    By:
                                             ----------------------------
                                             Bonnie Richards, President


                                             ----------------------------
                                             Trevor Phillips


                                             ----------------------------
                                             Kate Phillips